Exhibit 99.1

          INNOTRAC CORPORATION ANNOUNCES 2006 FIRST QUARTER RESULTS

    ATLANTA, May 10 /PRNewswire-FirstCall/ -- Innotrac Corporation (Nasdaq:
INOC) announced financial results today for the first quarter ended March 31, 2006. The Company reported revenues of $17.3 million for the quarter versus $19.2 million reported in the comparable period in 2005, a decrease of 9.9%. The decrease in revenue was primarily attributed to reduced volumes from both our direct marketing and telecommunications clients, partially offset by an increase in volumes from our DSL business. The Company reported a net loss of $1.3 million, or $0.10 per share, for the three months ended March 31, 2006, versus a net loss of $288,000, or $0.02 per share, in the comparable period of 2005.

    Conference Call

    Innotrac Corporation will hold a conference call to discuss this release this evening, May 10, 2006 at 5:00 PM Eastern Daylight Time. Investors can listen to the conference call live by dialing 1-877-569-0972 (Conference ID:
8835319) or by logging on to www.innotrac.com and clicking on "Webcasts and Presentations" in the "Company" section. The Webcast will be archived and available at the same Web address. Additionally, a 48-hour audio playback will be available at 1-800-642-1687 (Conference ID: 8835319).

    Innotrac

    Innotrac Corporation, founded in 1984 and based in Atlanta, Georgia, is a full-service fulfillment and logistics provider serving enterprise clients and world-class brands. The Company employs sophisticated order processing and warehouse management technology and operates eight fulfillment centers and two call centers in six cities spanning all time zones across the continental United States. For more information about Innotrac, visit the Innotrac Web site, www.innotrac.com.

    Information contained in this press release, other than historical information, may be considered forward-looking in nature. Forward-looking statements in this press release include our expectations for future progress in our business and future generation of cash flows. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Innotrac's operating results, performance or financial condition are competition, the demand for Innotrac's services, Innotrac's ability to retain its current clients and attract new clients, realization of expected revenues from new clients, the state of the telecommunications and direct response industries in general, changing technologies, Innotrac's ability to maintain profit margins in the face of pricing pressures and numerous other factors discussed in Innotrac's 2005 Annual Report on Form 10-K and other filings on file with the Securities and Exchange Commission.

                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                                      Three Months Ended
                                                           March 31,
                                                  ---------------------------
                                                      2006           2005
                                                  ------------   ------------
                                                          (Unaudited)
Revenues                                          $     17,328   $     19,239
Cost of revenues                                         8,897          9,953
Selling, general and
 administrative expenses                                 8,821          8,255
Depreciation and amortization                              821          1,252
    Total operating expenses                            18,539         19,460
Operating (loss)                                        (1,211)          (221)
    Interest expense                                        67             67
        Total other expense                                 67             67
(Loss) before income taxes                              (1,278)          (288)
    Income tax (benefit)                                     -              -
Net (loss)                                        $     (1,278)  $       (288)

Earnings per share:
    Basic                                         $      (0.10)  $      (0.02)
    Diluted                                       $      (0.10)  $      (0.02)

Weighted average shares
 outstanding:
    Basic                                               12,281         12,000
    Diluted                                             12,281         12,000

Note: These statements should be read in conjunction with the Company's Form 10-K filed with the Securities and Exchange Commission on March 31, 2006.

                              INNOTRAC CORPORATION
                      Condensed Consolidated Balance Sheets
                                 (in thousands)

                                                    March 31,    December 31,
                                                      2006           2005
                                                  ------------   ------------
                                                  (Unaudited)      (Audited)

                     ASSETS
Current Assets:
     Cash                                         $      1,171   $      2,068
     Accounts receivable (net of
      allowance for doubtful accounts
      of $2,776 at March 31, 2006
      and $2,791 at December 31, 2005)                  13,663         12,745
     Inventory                                           4,121          4,676
     Prepaid expenses and other                          1,466          1,383
         Total current assets                           20,421         20,872

 Property and equipment, net                            12,849         10,754
 Goodwill                                               25,169         25,169
 Other assets, net                                       1,216          1,177

         Total assets                             $     59,655   $     57,972

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                             $      4,178   $      6,707
     Accrued expenses and other                          4,399          3,036
     Line of credit                                      4,071              -
         Total current liabilities                      12,648          9,743

Noncurrent Liabilities:
Note: Other non-current liabilities                      1,053          1,038
         Total noncurrent liabilities                    1,053          1,038

         Total shareholders' equity                     45,954         47,191

         Total liabilities and
          shareholders' equity                    $     59,655   $     57,972

Note: These statements should be read in conjunction with the Company's Form
      10-K filed with the Securities and Exchange Commission on March 31, 2006.

                              INNOTRAC CORPORATION
                 Condensed Consolidated Statements of Cash Flows
                                 (in thousands)

                                                       Three Months Ended
                                                           March 31,
                                                  ---------------------------
                                                      2006           2005
                                                  ------------   ------------
                                                          (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $     (1,278)  $       (288)
Adjustments to net loss:
    Depreciation and amortization                          821          1,252
    Provision for bad debts                                 (1)          (522)
    Amortization of deferred
     compensation                                           41              -
    Changes in working capital:
        Accounts receivable, gross                        (916)         1,344
        Inventory                                          556           (766)
        Prepaid assets and other                          (122)           316
        Accounts payable, accrued
         expenses and other                             (1,153)           416
    Cash (used in) provided by
     operating activities                               (2,052)         1,752

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                    (2,916)          (290)
    Cash used in investing
     activities                                         (2,916)          (290)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (repayments) under
 line of credit                                          4,071           (869)
Payment of capital lease obligation                          -            (18)
Exercise of employee stock options                           -            258
    Cash provided by (used in)
     financing activities                                4,071           (629)
Note: These statements should be read in
      conjunction with the Company's Form 10-K
      filed with the Securities and Exchange
      Commission on March 31, 2006.                       (897)           833
Cash, beginning of period                                2,068          1,377
Cash, end of period                               $      1,171   $      2,210

Note: These statements should be read in conjunction with the Company's Form
      10-K filed with the Securities and Exchange Commission on March 31, 2006.

SOURCE  Innotrac Corporation
    -0-                             05/10/2006
    /CONTACT: Christine Herren, Senior Director and Controller of Innotrac Corporation, +1-678-584-4115, or cherren@innotrac.com /
    /Web site:  http://www.innotrac.com /
    (INOC)